                                 EXHIBIT (12)

                                December 8, 1995



Board of Directors
The Cardinal Fund Inc.
155 East Broad Street
Columbus, OH 43215

Board of Trustees
The Cardinal Group - The Cardinal Fund
155 East Broad Street
Columbus, OH 43215

Members of the Boards:

                 This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization and Liquidation by and between The Cardinal Fund Inc. ("Target") and The Cardinal Group, an Ohio business trust ("TCG"), dated as of December 1, 1995 (the "Agreement"), on behalf of The Cardinal Fund ("Acquiring"), a series of TCG, a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement with respect to Target and Acquiring contained in the Registration Statement on Form N-14 (the "Registration Statement") to be filed with the Securities and Exchange Commission ("SEC") on December 11, 1995 (collectively, the "Documents") and the representations set forth in letters dated December 8, 1995 from Target and TCG (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct and there will be no change in any of the facts and representation between the date of this opinion and the date of the exchange (the "Exchange Date").

FACTS

                 TCG is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has issued and outstanding one class of voting shares of beneficial interest, without par value of two "series", and before the Exchange Date is expected to have authorized one class of voting shares of beneficial interest, without par value of four additional "series", one of which is Acquiring. Acquiring

Board of Directors
December 8, 1995
Page 2

will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to be treated as a separate corporation under Section 851(h) of the Code.

                 Target is an Ohio corporation registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of common stock, without par value. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under
Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                 Target seeks to achieve long-term capital growth and income through selective participation in the long-term progress of American business and industries and invests primarily in equity securities. Acquiring seeks to achieve long-term of growth capital and income and invests primarily in equity securities.

                 Acquiring and Target seek to achieve economies of scale and a more competitive structure for shareholder servicing and distribution of shares.

THE EXCHANGE

                 Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter distribute the Acquiring Shares to its shareholders in complete liquidation and cease operations and upon receipt of the requisite governmental approval will terminate its existence.

                 The assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend and interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of the day prior to the Exchange Date (the "Valuation Time"), as defined in the Agreement. The liabilities assumed will consist of all liabilities, expenses, costs, and charges not discharged by Target prior to the Exchange Date.

                 On the Exchange Date, Acquiring will deliver to Target a number of Acquiring Shares having an aggregate net asset value equal to the value of the assets (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of

Board of Directors
December 8, 1995
Page 3

Target (other than those who dissent) will receive only Acquiring Shares in exchange for their shares of Target. The shareholders of Target who properly exercise their right to dissent will receive the fair cash value of their shares.

REPRESENTATIONS

                 In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to dissenters, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date

Board of Directors
December 8, 1995
Page 4

                 will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (E.G., election of directors) and the organizational costs of Acquiring.

Board of Directors
December 8, 1995
Page 5

         (10) The amounts to be paid to dissenting shareholders (when aggregated with other liabilities assumed by Acquiring or to which property of Target is subject) will not exceed 20% of the fair market value of the assets of Target.

         (11) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (12) Acquiring will meet, and Target meets, the requirements of a regulated investment company as defined in Section 851 of the Code.

         (13) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (14) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (15) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (16) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (17) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate

Board of Directors
December 8, 1995
Page 6

                 consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (18) Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW

                 Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                 Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                 It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target

Board of Directors
December 8, 1995
Page 7

within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                 Pursuant to the exchange, except for payments to dissenters, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. It is represented that the amounts paid to dissenters (when aggregated with other liabilities assumed by Acquiring or to which property of Target is subject) will not exceed 20% of the fair market value of the assets of Target.

                 Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c) and it is represented that Target will immediately after the Exchange Date cease operations and distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Upon receipt of any required governmental approval, Target will terminate its existence. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                 Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                 In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the

Board of Directors
December 8, 1995
Page 8

particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                 To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will avoid duplication of operations of separate investment companies and may result in economies of scale for both Target and Acquiring and a structure for shareholder servicing and distribution of shares which is more competitive. This should satisfy the genuine business purpose requirement for the exchange.

                 Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                 Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                 It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of

Board of Directors
December 8, 1995
Page 9

the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                 It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                 The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                 Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                 Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                 Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the

Board of Directors
December 8, 1995
Page 10

reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                 Although Acquiring will assume Target's obligation to pay cash to dissenters, since the exchange is a reorganization under Section 368(a) of the Code and Target will be treated as distributing to its dissenting shareholders the amounts to be paid to such shareholders, no gain will be recognized to Target on the receipt of such amounts. Rev. Rul. 73-102, 1973-1 C.B. 186.

                 Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                 Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities (including amounts which may be paid to dissenters), no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring (including certain fees and expenses of Target in connection with the transaction), plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                 Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                 Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the

Board of Directors
December 8, 1995
Page 11

amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                 Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                 Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, the shareholders of Target, a party to the reorganization, who receive solely shares of Acquiring, another party to the reorganization, will recognize no gain or loss.

                 Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                 Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target who receive solely shares of Acquiring will be the same as the basis of the shares of Target constructively surrendered in the exchange.

                 Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property

Board of Directors
December 8, 1995
Page 12

received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the shares of Acquiring held by the shareholders of Target who receive solely shares of Acquiring will have the same basis (in whole or in part) as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION

                 Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

o The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under
         Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

o No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target or the payment of cash to dissenters in complete liquidation. Sections 361 and 357 of the Code.

o No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

o The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

o The holding period of the property acquired by Acquiring from Target will include the holding period of such property

Board of Directors
December 8, 1995
Page 13

         in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

o No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

o The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor. Section 358(a)(1) of the Code.

o The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                 Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are, and will be at the Exchange Date, as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes either before or after the date of the exchange, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                 We hereby consent to the reference to us under the heading "THE PROPOSED TRANSACTION -- Certain Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                   Very truly yours,



                                                   Baker & Hostetler

                                   Exhibit A

                                December 8, 1995

Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 The Cardinal Fund Inc. ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, The Cardinal Fund ("Acquiring") and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to

Baker & Hostetler
December 8, 1995
Page 2

                 dissenters, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (E.G., election of directors) and the organizational costs of Acquiring.

         (7) The amounts to be paid to dissenting shareholders (when aggregated with other liabilities assumed by Acquiring or to which property of Target is subject) will not exceed 20% of the fair market value of the assets of Target.

Baker & Hostetler
December 8, 1995
Page 3

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (11) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (12) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                               The Cardinal Fund Inc.



                                               By:     /s/ Frank W. Siegel
                                                   --------------------------

                                   Exhibit B

                                December 8, 1995


Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 The Cardinal Fund Inc. ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, The Cardinal Fund ("Acquiring") and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid dissenters, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction,

Baker & Hostetler
December 8, 1995
Page 2

                 except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target, acquired in the Transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (E.G., election of directors) and the organizational costs of Acquiring.

         (8) The amounts to be paid to dissenting shareholders (when aggregated with other liabilities assumed by Acquiring or to which property of Target is subject) will not exceed 20% of the fair market value of the assets of Target.

         (9) There is no intercorporate indebtedness existing between Acquiring and Target, that was issued, acquired, or will be settled at a discount.

Baker & Hostetler
December 8, 1995
Page 3

         (10) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (11) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (12) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (13) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (14) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (15) Acquiring is a series of a business trust and will be taxable as a corporation.

         (16) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

Baker & Hostetler
December 8, 1995
Page 4


                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                                 The Cardinal Group


                                                  By:      /s/ Frank W. Siegel
                                                      -------------------------

                                December 8, 1995



Board of Trustees
Cardinal Government Obligations Fund
155 East Broad Street
Columbus, OH 43215

Board of Trustees
The Cardinal Group - Cardinal Government Obligations Fund
155 East Broad Street
Columbus, OH 43215

Members of the Boards:

                 This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization and Liquidation by and between Cardinal Government Obligations Fund, an Ohio business trust
("Target"), and The Cardinal Group, an Ohio business trust ("TCG"), dated as of December 1, 1995 (the "Agreement"), on behalf of Cardinal Government
Obligations Fund ("Acquiring"), a series of TCG, a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement with respect to Target and Acquiring contained in the Registration Statement on Form N-14 (the "Registration Statement") to be filed with the Securities and Exchange Commission ("SEC") on December 11, 1995 (collectively, the "Documents") and the representations set forth in letters dated December 8, 1995 from Target and TCG (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct and there will be no change in any of the facts and representation between the date of this opinion and the date of the exchange (the "Exchange Date").

FACTS

                 TCG is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has issued and outstanding one class of voting shares of beneficial interest, without par value, of two "series", and before the Exchange Date is expected to have authorized one class of voting shares of beneficial interest, without par value, of four additional series, one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under

Board of Trustees
December 8, 1995
Page 2

Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to be treated as a separate corporation under Section 851(h) of the Code.

                 Target is an Ohio business trust taxable as a corporation registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding one class of shares of beneficial interest, without par value. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                 Acquiring and Target each seeks to maximize safety of capital and, consistent with that objective, earn the highest available current income from government securities.

                 Acquiring and Target seek to achieve economies of scale and a more competitive structure for shareholder servicing and distribution of shares.

THE EXCHANGE

                 Pursuant to the Agreement, Target will transfer all of its assets and assign its liabilities to Acquiring in exchange for voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter distribute the Acquiring Shares to its shareholders in complete liquidation and cease operations and upon receipt of the required governmental approval will terminate its existence.

                 The assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend and interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of the day prior to the Exchange Date (the "Valuation Time"), as defined in the Agreement. The liabilities assumed will consist of all liabilities, expenses, costs, and charges not discharged by Target prior to the Exchange Date.

                 On the Exchange Date, Acquiring will deliver to Target a number of Acquiring Shares having an aggregate net asset value equal to the value of the assets (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

Board of Trustees
December 8, 1995
Page 3

REPRESENTATIONS

                 In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except

Board of Trustees
December 8, 1995
Page 4

                 in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (E.G., election of trustees) and the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

Board of Trustees
December 8, 1995
Page 5

         (11) Acquiring will meet, and Target meets, the requirements of a regulated investment company as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Acquiring is a series of a business trust and will be taxable as a corporation and Target is a business trust and is taxable as a corporation.

Board of Trustees
December 8, 1995
Page 6

APPLICABLE LAW

                 Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                 Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                 It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                 Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target.

                 Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer

Board of Trustees
December 8, 1995
Page 7

the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c) and it is represented that Target will immediately after the Exchange Date cease operations and distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Upon receipt of any required governmental approval, Target will terminate its existence. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                 Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                 In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                 To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will avoid duplication of operations of separate investment companies and may result in economies of scale for both Target and Acquiring

Board of Trustees
December 8, 1995
Page 8

and a structure for shareholder servicing and distribution of shares which is more competitive. This should satisfy the genuine business purpose requirement for the exchange.

                 Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                 Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                 It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

Board of Trustees
December 8, 1995
Page 9

                 It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                 The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                 Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                 Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                 Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                 Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the

Board of Trustees
December 8, 1995
Page 10

taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                 Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring (including certain fees and expenses of Target in connection with the transaction), plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                 Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                 Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                 Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

Board of Trustees
December 8, 1995
Page 11

                 Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                 Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                 Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target constructively surrendered in the exchange.

                 Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the shares of Acquiring held by the shareholders of Target will have the same basis (in whole or in part) as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

Board of Trustees
December 8, 1995
Page 12

OPINION

                 Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

o The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under
         Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

o No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation. Sections 361 and 357 of the Code.

o No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

o The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

o The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

o No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

o The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor. Section 358(a)(1) of the Code.

o The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided

Board of Trustees
December 8, 1995
Page 13

         that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                 Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are, and will be at the Exchange Date, as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes either before or after the date of the exchange, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                 We hereby consent to the reference to us under the heading "THE PROPOSED TRANSACTION -- Certain Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                   Very truly yours,



                                                   Baker & Hostetler

                                   Exhibit A

                                December 8, 1995



Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Government Obligations Fund ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Government Obligations Fund ("Acquiring") and Acquiring will assume the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by

Baker & Hostetler
December 8, 1995
Page 2

                 Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (E.G., election of trustees) and the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

Baker & Hostetler
December 8, 1995
Page 3

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13)    Target is a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                        Cardinal Government Obligations Fund




                                        By:     /s/ Frank W. Siegel
                                             -------------------------

                                   Exhibit B

                                December 8, 1995


Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Government Obligations Fund ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Government Obligations Fund ("Acquiring") and Acquiring will assume the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

Baker & Hostetler
December 8, 1995
Page 2


         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target, acquired in the Transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target, that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

Baker & Hostetler
December 8, 1995
Page 3

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                           The Cardinal Group


                                           By:    /s/ Frank W. Siegel
                                               --------------------------

                                December 8, 1995



Board of Trustees
Cardinal Government Securities Trust
155 East Broad Street
Columbus, OH 43215

Board of Trustees
The Cardinal Group - Cardinal Government Securities Money
  Market Fund
155 East Broad Street
Columbus, OH 43215

Members of the Boards:

                 This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization and Liquidation by and between Cardinal Government Securities Trust, a Pennsylvania business trust ("Target"), and The Cardinal Group, an Ohio business trust ("TCG"), dated as of December 1, 1995 (the "Agreement"), on behalf of Cardinal Government Securities Money Market Fund ("Acquiring"), a series of TCG, a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement with respect to Target and Acquiring contained in the Registration Statement on Form N-14 (the "Registration Statement") to be filed with the Securities and Exchange Commission ("SEC") on December 11, 1995 (collectively, the "Documents") and the representations set forth in letters dated December 8, 1995 from Target and TCG (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct and there will be no change in any of the facts and representation between the date of this opinion and the date of the exchange (the "Exchange Date").

FACTS
-----

                 TCG is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has issued and outstanding one class of voting shares of beneficial interest, without par value, of two "series", and before the Exchange Date is expected to have authorized one class of voting shares of beneficial interest, without par value, of four additional "series", one of which is Acquiring. Acquiring

Board of Trustees
December 8, 1995
Page 2

will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to be treated as a separate corporation under Section 851(h) of the Code.

                 Target is a Pennsylvania business trust taxable as a corporation registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding one class shares of beneficial interest, par value, $.01 per share. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                 Acquiring and Target each seek to maximize current income while preserving capital and maintaining liquidity.

                 Acquiring and Target seek to achieve economies of scale.

THE EXCHANGE
------------

                 Pursuant to the Agreement, Target will transfer all of its assets and assign its liabilities to Acquiring in exchange for voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter distribute the Acquiring Shares to its shareholders in complete liquidation and cease operations and upon receipt of required government approval will terminate its existence.

                 The assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend and interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of the day prior to the Exchange Date (the "Valuation Time") as defined in the Agreement. The liabilities assumed will consist of all liabilities, expenses, costs, and charges not discharged by Target prior to the Exchange Date.

                 On the Exchange Date, Acquiring will deliver to Target a number of Acquiring Shares having an aggregate net asset value equal to the value of the assets (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

Board of Trustees
December 8, 1995
Page 3

REPRESENTATIONS

                 In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except

Board of Trustees
December 8, 1995
Page 4

                 in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

Board of Trustees
December 8, 1995
Page 5

         (11) Acquiring will meet, and Target meets, the requirements of a regulated investment company as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Acquiring is a series of a business trust and will be taxable as a corporation and Target is a business trust and is taxable as a corporation.

Board of Trustees
December 8, 1995
Page 6

APPLICABLE LAW
--------------

                 Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                 Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                 It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                 Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of

Board of Trustees
December 8, 1995
Page 7

the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c) and it is represented that Target will immediately after the Exchange Date cease operations and distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Upon receipt of any required governmental approval Target will terminate its existence. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                 Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                 In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                 To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will avoid duplication of operations of separate investment companies and may result in economies of scale for both Target and Acquiring. This should satisfy the genuine business purpose requirement for the exchange.

Board of Trustees
December 8, 1995
Page 8

                 Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                 Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                 It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                 It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or

Board of Trustees
December 8, 1995
Page 9

otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                 The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                 Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                 Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                 Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                 Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

Board of Trustees
December 8, 1995
Page 10

                 Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities (including amounts to be paid to shareholders who exercise their appraisal rights), no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring (including certain fees and expenses of Target in connection with the transaction), plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                 Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                 Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                 Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                 Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization.

Board of Trustees
December 8, 1995
Page 11

Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                 Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                 Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target who receive solely shares of Acquiring will be the same as the basis of the shares of Target constructively surrendered in the exchange.

                 Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the shares of Acquiring held by the shareholders of Target who receive solely shares of Acquiring will have the same basis (in whole or in part) as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                 Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

o The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its

Board of Trustees
December 8, 1995
Page 12

         shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

o No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation. Sections 361 and 357 of the Code.

o No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

o The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

o The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

o No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

o The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor. Section 358(a)(1) of the Code.

o The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                 Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are, and will be at the Exchange Date, as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to

Board of Trustees
December 8, 1995
Page 13

change and such change may be made with retroactive effect. Were there to be such changes either before or after the date of the exchange, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                 We hereby consent to the reference to us under the heading "THE PROPOSED TRANSACTION -- Certain Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                   Very truly yours,



                                                   Baker & Hostetler

                                   Exhibit A

                                December 8, 1995


Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Government Securities Trust ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Government Securities Money Market Fund ("Acquiring") and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For

Baker & Hostetler
December 8, 1995
Page 2

                 purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

Baker & Hostetler
December 8, 1995
Page 3


         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13)    Target is a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                Cardinal Government Securities Trust



                                By:     /s/ Frank W. Siegel
                                    --------------------------------

                                   Exhibit B


                                December 8, 1995



Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Government Securities Trust ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Government Securities Money Market Fund ("Acquiring") and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction,

Baker & Hostetler
December 8, 1995
Page 2

                 except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target, acquired in the Transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target, that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed

Baker & Hostetler
December 8, 1995
Page 3

                 by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

Baker & Hostetler
December 8, 1995
Page 4

        The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                        The Cardinal Group



                                        By:     /s/ Frank W. Siegel
                                           ---------------------------

                                December 8, 1995





Board of Trustees
Cardinal Tax Exempt Money Trust
155 East Broad Street
Columbus, OH 43215

Board of Trustees
The Cardinal Group - Cardinal Tax Exempt Money Market Fund
155 East Broad Street
Columbus, OH 43215

Members of the Boards:

                 This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization and Liquidation by and between Cardinal Tax Exempt Money Trust, an Ohio business trust ("Target"), and The Cardinal Group, an Ohio business trust ("TCG"), dated as of December 1, 1995 (the "Agreement"), on behalf of Cardinal Tax Exempt Money Market Fund ("Acquiring"), a series of TCG, a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement with respect to Target and Acquiring contained in the Registration Statement on Form N-14 (the "Registration Statement") to be filed with the Securities and Exchange Commission ("SEC") on December 11, 1995 (collectively, the "Documents") and the representations set forth in letters dated December 8, 1995 from Target and TCG (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct and there will be no change in any of the facts and representation between the date of this opinion and the date of the exchange (the "Exchange Date").

FACTS
-----

                 TCG is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has issued and outstanding one class of voting shares of beneficial interest, without par value, of two "series", and

Board of Trustees
December 8, 1995
Page 2

before the Exchange Date is expected to have authorized one class of voting shares of beneficial interest, without par value, of four additional "series," one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to be treated as a separate corporation under
Section 851(h) of the Code.

                 Target is an Ohio business trust taxable as a corporation registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding one class of shares of beneficial interest, par value $.10 per share. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                 Acquiring and Target each seek to maximize current income exempt from Federal income tax while preserving capital and maintaining liquidity.

                 Acquiring and Target seek to achieve economies of scale.

THE EXCHANGE
------------

                 Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter distribute the Acquiring Shares to its shareholders in complete liquidation and cease operations and upon receipt of requisite governmental approval will terminate its existence.

                 The assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend and interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of the day prior to the Exchange Date (the "Valuation Time") as defined in the Agreement. The liabilities assumed will consist of all liabilities, expenses, costs, and charges not discharged by Target prior to the Exchange Date.

                 On the Exchange Date, Acquiring will deliver to Target a number of Acquiring Shares having an aggregate net asset value equal to the value of the assets (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to

Board of Trustees
December 8, 1995
Page 3

its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                 In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

Board of Trustees
December 8, 1995
Page 4


         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

Board of Trustees
December 8, 1995
Page 5


         (11) Acquiring will meet, and Target meets, the requirements of a regulated investment company as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a business trust and is taxable as a corporation and Acquiring is a series of a business trust and will be a taxable as a corporation.

Board of Trustees
December 8, 1995
Page 6


APPLICABLE LAW
--------------

                 Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                 Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                 It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                 Pursuant to the exchange, solely shares of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target.

                 Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer

Board of Trustees
December 8, 1995
Page 7

the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c) and it is represented that Target will immediately after the Exchange Date cease operations and distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Upon receipt of any required governmental approval Target will terminate its existence. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                 Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                 In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                 To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will avoid duplication of operations of separate investment companies and may result in economies of scale for both Target and Acquiring.

Board of Trustees
December 8, 1995
Page 8

This should satisfy the genuine business purpose requirement for the exchange.

                 Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                 Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                 It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                 It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the

Board of Trustees
December 8, 1995
Page 9

shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                 The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                 Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                 Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                 Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                 Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be

Board of Trustees
December 8, 1995
Page 10

treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                 Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring (including certain fees and expenses of Target in connection with the transaction), plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                 Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                 Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                 Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                 Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization

Board of Trustees
December 8, 1995
Page 11

is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                 Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                 Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target constructively surrendered in the exchange.

                 Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis (in whole or in part) in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the shares of Acquiring held by the shareholders of Target will have the same basis (in whole or in part) as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION

                 Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

o The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of

Board of Trustees
December 8, 1995
Page 12

         Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

o No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation. Sections 361 and 357 of the Code.

o No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

o The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

o The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

o No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

o The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor. Section 358(a)(1) of the Code.

o The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                 Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are, and will be at the Exchange Date, as set forth in this letter. It is also based on

Board of Trustees
December 8, 1995
Page 13

the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes either before or after the date of the exchange, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                 We hereby consent to the reference to us under the heading "THE PROPOSED TRANSACTION -- Certain Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                   Very truly yours,



                                                   Baker & Hostetler

                                   Exhibit A

                                December 8, 1995


Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Tax Exempt Money Trust ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Tax Exempt Money Market Fund ("Acquiring") and Acquiring will assume the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For

Baker & Hostetler
December 8, 1995
Page 2

                 purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

Baker & Hostetler
December 8, 1995
Page 3


         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13)    Target is a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

                 The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                        Cardinal Tax Exempt Money Trust



                                        By:     /s/ Frank W. Siegel
                                           -------------------------------

                                   Exhibit B


                                December 8, 1995


Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                 Cardinal Tax Exempt Money Trust ("Target") and The Cardinal Group ("TCG") have entered into an Agreement and Plan of Reorganization and Liquidation dated as of December 1, 1995 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to a series fund of TCG, Cardinal Tax Exempt Money Market Fund ("Acquiring") and Acquiring will assume the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                 In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and the shareholders of Target will be approximately equal to the fair market value of the shares of Target constructively surrendered by the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction,

Baker & Hostetler
December 8, 1995
Page 2

                 except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target, acquired in the Transaction, except for dispositions made in the ordinary course of business, including dispositions to maintain its qualification as a regulated investment company under Section 851 of the Code.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that The Ohio Company, the sole shareholder of Cardinal Management Corp., which is the investment adviser for Acquiring and Target, will pay the costs associated with the reorganization, other than those costs associated with that portion of the shareholders meeting of Target relating to customary annual meeting matters (e.g., election of trustees) and the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target, that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed

Baker & Hostetler
December 8, 1995
Page 3

                 by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true and there will be no change in any of the facts material to the Opinion between today and the Exchange Date.

Baker & Hostetler
December 8, 1995
Page 4

        The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler to form and issue the Opinion.

                                                The Cardinal Group



                                                By:     /s/ Frank W. Siegel
                                                   ----------------------------